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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Canterbury Park Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CANTERBURY PARK HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 6, 2002

        Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 6, 2002, beginning at 4:00 p.m., Central Daylight Time, for the following purposes:

  1.
  To elect seven (7) directors to hold office until the 2003 Annual Meeting of Shareholders or until their successors are elected.

  2.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on April 12, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                      By Order of the Board of Directors

                      Richard A. Primuth,
                       Secretary

Shakopee, Minnesota
April 30, 2002

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND
RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING
MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

CANTERBURY PARK HOLDING CORPORATION
1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

PROXY STATEMENT

        This Proxy Statement is furnished to the shareholders of Canterbury Park Holding Corporation ("CPHC" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 6, 2002, beginning at 4:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

        Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 1100 Canterbury Road, Shakopee, Minnesota 55379, and its telephone number is (952) 445-7223. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 30, 2002.

        The total number of shares outstanding and entitled to vote at the meeting as of April 12, 2002 consisted of 3,556,674 shares of $.01 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Only shareholders of record at the close of business on April 12, 2002 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

        Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth, based upon information available as of April 12, 2002, the beneficial ownership of shares of the Company's Common Stock of each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock and the beneficial ownership of all officers and directors of the Company as a group (including beneficial ownership attributed to such person or group through ownership of currently exercisable options to purchase Common Stock).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*
Curtis A. Sampson 1100 Canterbury Road Shakopee, MN 55379	1,053,155	(1)	29.45%
Dale H. Schenian 1100 Canterbury Road Shakopee, MN 55379	450,548	(2)	12.60%
Brian C. Barenscheer 1100 Canterbury Road Shakopee, MN 55379	296,647	(3)	8.30%
Randall D. Sampson 1100 Canterbury Road Shakopee, MN 55379	242,466	(4)	6.56%
All directors and officers as a group (10 persons)	2,345,145	(5)	59.41%

*
Based upon 3,556,674 shares of Common Stock outstanding increased, for each calculation, by the number of shares which would be issued upon exercise of options held by the named person or group.

(1)
Includes 19,500 shares issuable upon the exercise of currently exercisable options as well as 11,000 shares held by Mr. Sampson's spouse.

(2)
Includes 19,500 shares issuable upon the exercise of currently exercisable options, as well as 36,000 shares held by Mr. Schenian's spouse as to which beneficial ownership is disclaimed.

(3)
Includes 19,500 shares issuable upon the exercise of currently exercisable options.

(4)
Includes 138,000 shares issuable upon the exercise of currently exercisable options.

(5)
Includes 390,500 shares issuable upon the exercise of currently exercisable options held by officers and directors as a group.

ELECTION OF DIRECTORS

        The Board of Directors has nominated and recommends for reelection as directors of the Company the persons named below, all of whom have been directors since 1994, except for Mr. Patrick R. Cruzen who is a new nominee to the Board. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

        Information regarding the directors, including information regarding their principal occupations currently and for the preceding five years, is set forth below. Ownership of Company Common Stock is given as of April 12, 2002. Percentage ownership presented for each director assumes shares outstanding increased by the respective number of options and warrants indicated. To the best of the Company's knowledge, the persons indicated possess sole voting and investment power with respect to their stock ownership.

Name and Age	Principal Occupation; Other Directorships	Amount of Stock Ownership		Percent of Outstanding Stock
Brian C. Barenscheer (59)	Partner, Boyum & Barenscheer, P.L.L.P. Minneapolis, Minnesota (certified public accountants); Chairman, Midway National Bank, St. Paul, Minnesota.	296,647	(1)	8.30%
Gibson Carothers (59)	Gibson & Carothers, Minneapolis, Minnesota (marketing and product development).	63,000	(2)	1.76%
Patrick R. Cruzen(4) (55)	President, Cruzen & Associates, Las Vegas, Nevada (gaming industry consulting firm) (since 1996); President and COO of Grand Casinos, Inc., Plymouth, Minnesota (1994 - 1996); Director of PDS Gaming Corp., Las Vegas, Nevada (gaming equipment supplier) and New Horizon Kids Quest, Inc. (childcare services).	—		—
Carin Offerman (53)	Private Investor; formerly President and CEO (1998-1999) and Vice President and COO (prior to 1998) of Offerman & Company, Minneapolis, Minnesota (investment banking and brokerage firm).	60,450	(3)	1.69%
Curtis A. Sampson (68)*	Chairman of the Company; Chairman and CEO of Communications Systems, Inc., Hector, Minnesota (connecting devices for telephones and computers); Chairman of Hector Communications Corporation, Hector, Minnesota (independent telephone companies).	1,053,155	(1)	29.45%
Randall D. Sampson (44)*	President of the Company since March 1994; Director, Communications Systems, Inc.	242,466	(1)	6.56%
Dale H. Schenian (60)	Chairman, City Auto Glass Companies (automotive glass repair and replacement); Director of Bremer Bank (bank holding company), St. Paul, Minnesota.	450,548	(1)	12.60%

*
Curtis A. Sampson is the father of Randall D. Sampson.

(1)
See information under "Security Ownership of Certain Beneficial Owners and Management" above.

(2)
Includes options to acquire 19,500 shares of Common Stock.

(3)
Includes options to acquire 19,500 shares of Common Stock.

(4)
Mr. Cruzen is a new nominee to the Board of Directors.

Information Regarding Board and Board Committees

        The Board of Directors of the Company met eight times during 2001. In 2001 each director attended at least 75% of the meetings of the Board and each committee on which such director served.

        Each non-employee member of the Board is paid an annual fee of $3,600, plus $300 for each meeting attended. In addition, under the Company's 1994 Stock Plan, as amended in April 2000, each non-employee member of the Board of Directors receives an option at the time of the annual shareholders meeting to purchase 3,000 shares of the Company's Common Stock upon election or re-election to the Board at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and exercisable over a ten-year period. Mr. Randall D. Sampson, who is employed by the Company, receives no additional compensation for service on the Board.

        The Board has established an Audit Committee, the current members of which are Brian C. Barenscheer and Carin Offerman. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company. The Audit Committee met four times in 2001.

        The Company has established a Compensation Committee, the current members of which are Dale H. Schenian and Randall D. Sampson. The Compensation Committee met once in 2001. The Compensation Committee recommends to the Board of Directors compensation for executive officers and key personnel and reviews the Company's compensation policies and practices.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000. Each of the members of the Audit Committee is independent as defined by the NASDAQ listing standards.

        The Audit Committee held four meetings during fiscal year 2001. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company's independent accountants, Deloitte & Touche.

        During the meetings, the Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Deloitte & Touche also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Deloitte & Touche provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Deloitte & Touche.

        Based on the discussions with management and Deloitte & Touche, the Audit Committee's review of the representations of management and the report of Deloitte & Touche, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors:

Brian C. Barenscheer                            Carin Offerman

        THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "1934 ACT"), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

        The following tables show for the three fiscal years ended December 31, 1999, 2000 and 2001 the cash and other compensation paid to or accrued by the Company for its chief executive officer in all capacities served and the Vice President of Card Club Operations, as well as information relating to option grants.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options	All Other Compensation(1)
	Year	Salary		Bonus
Randall D. Sampson, President and Chief Executive Officer	2001 2000 1999	$ $ $	115,352 110,354 85,054	$ $ $	20,000 3,000 5,600	10,000 19,000 19,000	$ $ $	4,480 4,400 4,381
Deborah D. Giardina, Vice President of Card Club Operations(2)	2001 2000 1999	$ $ $	102,885 100,000 14,900	$ $ $	10,000 3,000 0	7,500 -0- -0-	$ $ $	1,402 0 0

Note:    Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1)
All other compensation consisted of Company contributions to the Company's 401(k) Plan and an automobile expense allowance (as applicable).

(2)
Ms. Giardina began her employment with the Company in November of 1999 and left the Company on December 31, 2001.

OPTION GRANTS IN 2001

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
		% of Total Options Granted To Employees in Fiscal Year
				Market Price on Date of Grant
Name	Options Granted		Exercise Price Per Share		Expiration Date
						5%	10%
Randall D. Sampson	10,000	11.1%	$6.625	$6.625	4/4/11	$107,910	$171,840
Deborah D. Giardina(1)	7,500	8.3%	$6.625	$6.625	3/31/02	$-0-	$-0-

(1)
Ms. Giardina's employment with the Company terminated on December 31, 2001. Pursuant to the terms of the Company's Stock Option Plan, Ms. Giardina has 90 days after termination of employment to exercise any vested options. Ms. Giardina exercised her vested options before their expiration on March 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randall D. Sampson	-0-	-0-	133,000	5,000	$521,725	$2,875
Deborah D. Giardina(2)	-0-	-0-	13,750	3,750	$21,656	$2,156

(1)
Based on closing price of $7.20 per share of the Company's Common Stock on December 31, 2001.

(2)
See Footnote 1 to "Option Grants in 2001."

CERTAIN TRANSACTIONS

        The Company uses Gibson & Carothers for marketing and product development consulting services. Mr. Carothers, a director of the Company, is the owner of Gibson & Carothers. In 2001, the Company paid $74,000 for the marketing and product development services rendered by Gibson & Carothers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of the Company's securities file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 2001 to December 31, 2001, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a).

THE COMPANY'S AUDITORS

        Deloitte & Touche have been the auditors for the Company since 1994 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Deloitte & Touche is expected to be present at the Annual Meeting of

Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed to the Company by Deloitte & Touche for professional services rendered for the audit of the Company's consolidated annual financial statements for fiscal year 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal year 2001 were $48,700. No other services were provided to the Company by Deloitte & Touche for fiscal year 2001.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 5, 2003 and proxy materials in connection with that meeting are expected to be mailed on or about April 30, 2003. Shareholder proposals prepared in accordance with the Commission's proxy rules must be received at the Company's corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by January 1, 2003, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2003 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

        The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

        Properly Brought Business.    The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

        Shareholder Nominations.    The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

OTHER MATTERS

        Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

        The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 2001. Shareholders may request the Company's 2001 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission by writing to the undersigned at the Company's address on the first page of this Proxy Statement.

                      By Order of the Board of Directors,

                      Richard A. Primuth,                       Secretary

CANTERBURY PARK HOLDING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2002

        The undersigned hereby appoints Curtis A. Sampson, Dale H. Schenian, or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation, to be held Thursday, June 6, 2002, beginning at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

1.
Election of Directors.

                    WITH AUTHORITY to vote for all nominees listed below (except as indicated to the contrary)

                    WITHOUT AUTHORITY to vote for nominees listed below

        (Instructions: to withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

Curtis A. Sampson    Dale H. Schenian    Brian C. Barenscheer

Gibson Carothers    Patrick R. Cruzen    Carin Offerman    Randall D. Sampson

(Continued and to be signed on the reverse side)

(Continued from previous side)

2.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED 'FOR' THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS CARD.

Dated , 2002
Signature
Signature if held jointly

Please date and sign exactly as your name(s) appears at the left indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2001
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
THE COMPANY'S AUDITORS
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
OTHER MATTERS
CANTERBURY PARK HOLDING CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2002